                          MET INVESTORS SERIES TRUST

                               POWER OF ATTORNEY

       I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Richard C. Pearson, Paul G. Cellupica and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Mondrian International Stock Portfolio, a series of The Travelers Series Trust, into Harris Oakmark International Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

       Witness my hand on the 29th of December, 2005.


                                                  /s/ Stephen M. Alderman
                                                  ------------------------------
                                                  Stephen M. Alderman, Trustee
                                                  Met Investors Series Trust

                          MET INVESTORS SERIES TRUST

                               POWER OF ATTORNEY

       I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Richard C. Pearson, Paul G. Cellupica and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Mondrian International Stock Portfolio, a series of The Travelers Series Trust, into Harris Oakmark International Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

       Witness my hand on the 29th of December, 2005.


                                                  /s/ Jack R. Borsting
                                                  ------------------------------
                                                  Jack R. Borsting, Trustee
                                                  Met Investors Series Trust

                          MET INVESTORS SERIES TRUST

                               POWER OF ATTORNEY

       I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Richard C. Pearson, Paul G. Cellupica and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Mondrian International Stock Portfolio, a series of The Travelers Series Trust, into Harris Oakmark International Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

       Witness my hand on the 29th of December, 2005.


                                                  /s/ Theodore A. Myers
                                                  ------------------------------
                                                  Theodore A. Myers, Trustee
                                                  Met Investors Series Trust

                          MET INVESTORS SERIES TRUST

                               POWER OF ATTORNEY

       I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Richard C. Pearson, Paul G. Cellupica and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Mondrian International Stock Portfolio, a series of The Travelers Series Trust, into Harris Oakmark International Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

       Witness my hand on the 25th of December, 2005.


                                                  /s/ Tod H. Parrott
                                                  ------------------------------
                                                  Tod H. Parrott, Trustee
                                                  Met Investors Series Trust

                          MET INVESTORS SERIES TRUST

                               POWER OF ATTORNEY

       I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Richard C. Pearson, Paul G. Cellupica and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Mondrian International Stock Portfolio, a series of The Travelers Series Trust, into Harris Oakmark International Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

       Witness my hand on the 29th of December, 2005.


                                                  /s/ Dawn M. Vroegop
                                                  ------------------------------
                                                  Dawn M. Vroegop, Trustee
                                                  Met Investors Series Trust

                          MET INVESTORS SERIES TRUST

                               POWER OF ATTORNEY

       I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Richard C. Pearson, Paul G. Cellupica and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Mondrian International Stock Portfolio, a series of The Travelers Series Trust, into Harris Oakmark International Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

       Witness my hand on the 29th of December, 2005.


                                                  /s/ Roger T. Wickers
                                                  ------------------------------
                                                  Roger T. Wickers, Trustee
                                                  Met Investors Series Trust